UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2003


                              INNODATA CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                       0-22196                13-3475943
(State of other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


              Three University Plaza                               07601
               Hackensack, NJ 07601                             (Zip Code)
(Address of principal executive offices)


                                 (201) 488-1200
              (Registrant's telephone number, including area code)

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Table of Contents
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Item 7.    Financial Statements and Exhibits.

          (c)  Exhibits

          99.1 Press release, dated November 11, 2003, issued by Innodata Corporation

Item 12.   Results of Operations and Financial Condition.
           ----------------------------------------------

     On November 11, 2003, Innodata Corporation issued a press release announcing its results of operations for the three and nine months ended, and financial condition as of, September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INNODATA CORPORATION



Date:  November 11, 2003                       By:   /s/

                                                    ----------------------------

                                                     Stephen Agress
                                                     Vice President Finance

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                       Description
-----------      ----------------------------------------------------------
   99.1          Press Release, dated November 11, 2003, issued by Innodata
                 Corporation

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